SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 15, 2005

(Date of Report)

(Date of Earliest Event Reported)

WATCHGUARD TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26819	91-1712427
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

505 Fifth Avenue South, Suite 500, Seattle, WA 98104

(Address of Principal Executive Offices, including Zip Code)

(206) 521-8340

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 2.02 Results of Operations and Financial Condition

On March 15, 2005, WatchGuard Technologies, Inc. issued a press release, a copy of which is attached as Exhibit 99.1, announcing the postponement of its earnings call and the filing of a Form 12b-25. The announcement included certain information with respect to our results of operations and financial condition for 2004, which information is described more fully below.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During WatchGuard’s financial close and audit process, certain errors were discovered in WatchGuard’s previously issued financial statements. These errors pertained to the (i) improper income statement classification of early pay incentive discounts taken by customers, (ii) under-accrual of customer rebate obligations and (iii) timing of revenue recognition associated with specific products and services (resulting in an overstatement of product revenue and an understatement of deferred revenue).

Generally accepted accounting principles (GAAP) require early pay incentive discounts to be recorded as a reduction to revenues and not as a component of interest expense as previously reported. Accordingly, we will be reclassifying early pay incentive discounts from interest expense to a reduction in revenue for our previously issued consolidated financial statements for 2002, 2003 and the first three quarters of 2004. This will have the effect of reducing revenues and interest expense by approximately $288,000 in 2002, $585,000 in 2003 and $509,000 in the first three quarters of 2004. This will have no effect on our previously reported net losses for these periods.

We have determined that the impact of the under-accrued customer rebate obligations and timing of revenue recognition associated with specific products and services are immaterial to the annual periods of 2002 and 2003. As a result, these errors do not require restatement of 2002 or 2003. However, a restatement is required for the previously reported quarterly financial results for 2004. The cumulative impact on the first three quarters of 2004 of this restatement is a reduction in revenues of approximately $1.8 million and a corresponding increase in net loss. These adjustments will also result in an increase in deferred revenue at December 31, 2004, of approximately $1.2 million, which will be recognized as service revenue in 2005.

Due to the restatement of results for the first three fiscal quarters in 2004, on March 15, 2005, WatchGuard, after consultation with our audit committee of the board of directors, determined that our consolidated financial statements for those quarters should no longer be relied upon, including the consolidated financial statements and other financial information in the Form 10-Qs filed for those quarters.

Also during the close and audit process, an error was discovered in our handling of lease incentives relating to our Seattle headquarters facility leased in 2000. We failed to properly gross up tenant improvement incentives at the inception of the lease in accordance with FASB Technical Bulletin 88-1. We are still in the process of evaluating the materiality and financial statement impact of this issue on our previously issued consolidated financial statements to determine if a restatement will be required.

Our close and audit process is not yet complete. As a result, we cannot be certain that other errors, including errors that would affect your ability to rely on financial statements in other periods, will not be identified prior to the filing of our Form 10-K.

In addition, although our management has not fully completed its consideration of how the errors we have identified reflect on the adequacy of our internal controls, we expect that, either individually or in the aggregate, these errors reflect one or more material weaknesses in our internal controls over financial reporting. We and our registered public accounting firm are continuing to review these matters and our internal controls.

As a result of our financial statement close and audit process not being complete and the ongoing evaluation of the effect of the errors described above, we were unable to file our Form 10-K by the prescribed filing deadline without unreasonable effort and expense. On March 16, 2005, we filed a Form 12b-25 Notification of Late Filing, and we now intend to file our Form 10-K no later than fifteen calendar days following the prescribed due date.

Our audit committee and management have discussed these matters with our independent accountant.

Certain statements in this Current Report on Form 8-K, including statements about the expected filing date of our annual report on Form 10-K, the completion of our financial statements and audit, the potential need for a restatement of our prior financial statements, the identification of material weaknesses in our internal controls over financial reporting and other statements about our plans, objectives, intentions, and expectations are “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to known and unknown risks and uncertainties and inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risk that issues identified in the financial statement close and audit process lead to an additional delay in finalizing our financial statements or that we are unable to complete our 2004 annual audit and preparation of financial statements prior to the expiration of the extended fifteen-day period, the risk that additional “material weaknesses” or other internal control deficiencies within the meaning of Section 404 of the Sarbanes-Oxley Act of 2002 are identified during the completion of the audit, the risk that additional accounting errors are identified during the completion of the audit process, the risk that we are required to restate our prior financial statements for periods other than 2004 or that there will be additional restatements to 2004 and the other risks described under “Important Factors That May Affect Our Operating Results, Our Business and Our Stock Price” in our quarterly report on Form 10-Q for the quarter ended September 30, 2004, and in our Securities and Exchange Commission filings from time to time. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release of WatchGuard Technologies, Inc. dated March 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATCHGUARD TECHNOLOGIES, INC.

Date: March 16, 2005	By:	/s/ James A. Richman
	Name:	James A. Richman
	Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of WatchGuard Technologies, Inc. dated March 15, 2005